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                                                             EXHIBIT 10(BF)

                             INDENTURE SUPPLEMENT NO. 20

     THIS INDENTURE SUPPLEMENT NO. 20, dated as of January 26, 1998 (this "Supplemental Indenture"), by and between Magellan Health Services, Inc., a Delaware corporation ("Magellan"), the guarantors set forth on the signature pages hereto (the "Guarantors") and Marine Midland Bank, as trustee (the "Trustee"), under that certain Indenture described below.

                                 W I T N E S S E T H:

     WHEREAS, Magellan and the Guarantors have heretofore executed and delivered to the Trustee that certain Indenture, dated as of May 2, 1994 (the "Indenture"), setting forth the terms and provisions of $375,000,000 aggregate principal amount of Magellan's 11-1/4% Series A Senior Subordinated Notes due 2004 (the "Notes"); and

     WHEREAS, in connection with Magellan's proposed acquisition of Merit Behavioral Care Corporation ("Merit") through a merger of Merit with a wholly-owned subsidiary of Magellan, Magellan is making a cash tender offer (the "Offer") to purchase the Notes and is soliciting consents (the "Solicitation") to certain amendments to the Indenture (the "Amendments") (all as described in the Offer to Purchase and Consent Solicitation Statement dated January 12, 1998 (the "Offer to Purchase and Consent Solicitation")); and

     WHEREAS, Section 10.02 of the Indenture provides that Magellan, the Guarantors and the Trustee may amend or supplement the Indenture with the written consent of holders of at least 66-2/3% in aggregate principal amount of the Notes at the time outstanding; and

     WHEREAS, written consents to the Amendments have been delivered to the Trustee by holders of at least 66-2/3% in aggregate principal amount of the Notes outstanding;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THAT THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     That Magellan, the Guarantors and the Trustee in consideration of the premises and of the sum of TEN DOLLARS ($10.00), lawful money of the United States of America, to the Trustee paid by Magellan and the Guarantors, at or before the execution and delivery of this Supplemental Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, DO HEREBY AGREE AS FOLLOWS:

     Section One. Definitions. For purposes of this Supplemental Indenture, all capitalized terms not otherwise defined herein shall be defined as set forth in the Indenture, unless the context otherwise clearly requires.

     Section Two. Amendment to Table of Contents. The Table of Contents to the Indenture is hereby amended by deleting the following and inserting in lieu thereof the notation "[deleted]":


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     (1)  the words "Compliance Certificates" appearing therein under the heading Article 5, Section 5.03;

     (2) the words "Further Instruments and Acts" appearing therein under the heading Article 5, Section 5.04;

     (3) the words "Limitation on Restricted Payments" appearing therein under the heading Article 5, Section 5.06;

     (4) the words "Limitation on Additional Indebtedness" appearing therein under the heading Article 5, Section 5.08;

     (5) the words "Limitation on Sale of Subsidiary Shares" appearing therein under the heading Article 5, Section 5.10;

     (6)  the words "Limitation on Liens" appearing therein under the heading
Article 5, Section 5.11;

     (7) the words "Limitation on Payment Restrictions Affecting Restricted Subsidiaries" appearing therein under the heading Article 5, Section 5.12;

     (8) the words "Limitation on Transactions with Affiliates" appearing therein under the heading Article 5, Section 5.13;

     (9) the words "Payment of Taxes and Other Claims" appearing therein under the heading Article 5, Section 5.16;

     (10) the words "Maintenance of Properties and Insurance" appearing therein under the heading Article 5, Section 5.18; and

     (11) the words "Covenant to Comply with Securities Laws Upon Purchase of Securities" appearing therein under the heading Article 5, Section 5.21.

     Section Three. Amendment to Article 5. Article 5 is hereby amended as follows:

     (1) Section 5.02 is amended by deleting the section following the caption "SECTION 5.02", except for the last sentence of Section 5.02(1), and inserting in lieu thereof the notation "[intentionally omitted]";

     (2) Section 5.03 is amended by deleting the section following the caption "SECTION 5.03" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";


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     (3)  Section 5.04 is amended by deleting the section following the caption "SECTION 5.04" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (4) Section 5.06 is amended by deleting the section following the caption "SECTION 5.06" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (5) Section 5.08 is amended by deleting the section following the caption "SECTION 5.08" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (6) Section 5.10 is amended by deleting the section following the caption "SECTION 5.10" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (7) Section 5.11 is amended by deleting the paragraph following the caption "SECTION 5.11" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (8) Section 5.12 is amended by deleting the paragraph following the caption "SECTION 5.12" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (9) Section 5.13 is amended by deleting the paragraph following the caption "SECTION 5.13" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (10) Section 5.16 is amended by deleting the paragraph following the caption "SECTION 5.16" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     (11) Section 5.18 is amended by deleting the section following the caption "SECTION 5.18" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]"; and

     (12) Section 5.21 is amended by deleting the section following the caption "SECTION 5.21" in its entirety and inserting in lieu thereof the notation "[intentionally omitted]".

     Section Four. Amendment to Article 6. Article 6 is hereby amended by deleting subsections 6.01(iii) and 6.01(iv) and Section 6.02 in their entirety and inserting in lieu thereof the notation "[intentionally omitted]";

     Section Five. Amendment to Section 7.01. Section 7.01 is hereby amended by deleting subsections 7.01(iii) and 7.01(vi) in their entirety and inserting in lieu thereof the notation "[intentionally omitted]";

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     Section Six.  Definitions.

     (a) Section 1.01 is hereby amended by deleting any defined terms that are no longer used in the Indenture pursuant to this Supplemental Indenture.

     (b) Section 1.01 is hereby further amended by deleting the definition of "New Credit Agreement" in its entirety and in its place inserting the following new defined term and accompanying definition:

               "New Credit Agreement" means collectively (a) the Credit Agreement dated on or about the date of acceptance for purchase of the Securities pursuant to the Offer to Purchase and Consent Solicitation Statement of Magellan Health Services, Inc. dated January 12, 1998, among the Company, certain Subsidiaries of the Company, The Chase Manhattan Bank, as Administrative Agent, and the "Lenders" that are parties thereto, and (b) each note, guaranty, pledge agreement, mortgage, security agreement and other instrument and document from time to time entered into pursuant to or in respect of such Credit Agreement or any guaranty, as each such Credit Agreement and other document may be amended, restated, supplemented, extended, renewed and otherwise modified from time to time.

     (c) The definition of "Senior Indebtedness," set forth as the second paragraph of Section 11.01, is hereby deleted in its entirety and in its place is inserted the following:

          For purposes of this Indenture, including without limitation this
Section 11.01, "Senior Indebtedness" means the principal of and premium, if any, and interest on (such interest on Senior Indebtedness, wherever referred to in this Indenture, being deemed to include interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law) and other amounts (including, but not limited to, fees, expenses, reimbursement obligations in respect of letters of credit and indemnities) due or payable from time to time on or in connection with any Indebtedness of the Company or any of its Restricted Subsidiaries which is incurred (i) under the New Credit Agreement or any replacement or substitute facility or facilities thereof (provided that Indebtedness under the New Credit Agreement or any replacement or substitute facility or facilities, including unused commitments, shall not at any time exceed $900,000,000 in aggregate outstanding principal amount (including the available undrawn amount of any letters of credit issued under the New Credit Agreement or any replacement or substitute facility or facilities thereof)); (ii) Indebtedness of the Company and its Restricted Subsidiaries which Indebtedness was in existence on the Closing Date; (iii) Indebtedness created, incurred, issued, assumed or guaranteed in exchange for or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund Indebtedness permitted

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by clause (ii) above (the "Refinancing Indebtedness"); provided, however, that (A) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of Indebtedness (including unused commitments) so extended, refinanced, renewed, replaced, substituted or refunded (plus costs of issuance), (B) such Refinancing Indebtedness ranks, relative to the Securities, no more senior than the Indebtedness being refinanced thereby,
(C) such Refinancing Indebtedness bears interest at a market rate, and (D) such Refinancing Indebtedness (1) shall have an Average Life equal to or greater than the Average Life of the Indebtedness being extended, refinanced, renewed, replaced, substituted or refunded or (2) shall not have a scheduled maturity, principal repayment, sinking fund payment or mandatory redemption on or prior to the maturity of the Securities; (iv) Indebtedness arising from guarantees, letters of credit, and bid or performance bonds securing any obligations of the Company or any Restricted Subsidiary incurred in the ordinary course of business; (v) Indebtedness for borrowed money denominated in foreign currencies not to exceed an aggregate principal amount at any time equal to the equivalent in such foreign currencies of $5,000,000 in U.S. dollars; (vi) Capital Lease Obligations in an aggregate amount outstanding at any time not to exceed 5% of the Company's Consolidated Net Assets; (vii) Guarantees of any Senior Indebtedness; (viii) Indebtedness other than, and in addition to, that permitted pursuant to the foregoing clauses (i) through
(vii) provided that the aggregate outstanding amount of such other additional Indebtedness pursuant to this clause (viii) does not at any time exceed $50,000,000, all or any portion of which Indebtedness, notwithstanding clause
(i) above, may be incurred pursuant to the New Credit Agreement or any replacement or substitute facility or facilities thereof; and (ix) directly or indirectly, any Indebtedness other than, and in addition to, that permitted pursuant to the foregoing clauses (i) through (viii) where, after giving pro forma effect to the incurrence of such other additional Indebtedness pursuant to this clause (ix) and the application of any of the proceeds therefrom to repay Indebtedness, the Consolidated Interest Coverage Ratio of the Company for the four fiscal quarters ending immediately prior to the date such additional Indebtedness is created, incurred, issued, assumed or guaranteed will be at least 2.25, provided that such calculation shall give pro forma effect to the acquisition of any Person, business, property or assets made since the first day of such four fiscal quarter period as if such acquisition had occurred at the beginning of such four quarter period; in each case that are outstanding on the Closing Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (a) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (b) any Indebtedness incurred after the Closing Date that is contractually subordinated in right of payment to any Senior Indebtedness, and (c) amounts owed (except to banks and other financial institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.


     Section Seven. Trust Indenture Act. Notwithstanding the provisions of this Supplemental Indenture, Magellan agrees to comply with the provisions of the Trust Indenture

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Act of 1939 (the "TIA"), including Section 314(a) of the TIA which requires
Magellan, among other things, to provide to the Trustee (i) copies of the annual reports and other information which Magellan is required to provide to the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and (ii) to provide to the Trustee annual compliance certificates as to Magellan's compliance with all conditions and covenants contained in the Indenture.

     Section Eight. Effective Date. This Supplemental Indenture is dated as of the 26th day of January, 1998 but the Amendments set forth herein shall be operative only upon, and simultaneously with, and shall have no force and effect prior to, the acceptance for purchase and payment of the Notes tendered pursuant to the Offer.

     Section Nine.  Other Provisions.

     (a)  Trust Indenture Act Controls.  If any provision of this
Supplemental Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

     (b) Acceptance by Trustee. The Trustee hereby accepts the trusts in this Supplemental Indenture declared and provided upon the terms and conditions set forth in the Indenture. The Trustee shall not be responsible in any manner whatsoever for the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     (c) Notice to Securityholders. After the Amendments become effective, the Company shall mail to the holders of the Notes a notice briefly describing such Amendments.

     (d) Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     (e) Successors. All agreements of the Company in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

     (f) Duplicate Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     (g) Separability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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     (h)  Headings, Etc.  The Article and Section headings of this
Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall not in any way modify or restrict any of the terms and provisions hereof. Except as expressly provided herein and notwithstanding the elimination of certain Sections of this Indenture as set forth herein, all references to Sections in the Indenture shall remain unchanged.

     (i) Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

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     IN WITNESS WHEREOF, Magellan has caused this Supplemental Indenture to be executed in its corporate name and attested by its authorized officer, each Guarantor has caused this Supplemental Indenture to be executed in its corporate name and attested by its authorized officer and the Trustee has caused this Supplemental Indenture to be executed in its corporate name and attested by its authorized officer, as of this 26th day of January, 1998.

                              MAGELLAN HEALTH SERVICES, INC.


                              By: /s/ James R. Bedenbaugh
                                  -----------------------------
                                  James R. Bedenbaugh
                                  Vice President and Treasurer
Attest:

/s/ Charlotte A. Sanford
------------------------------
Charlotte A. Sanford
Assistant Treasurer


                              THE GUARANTORS LISTED ON EXHIBIT A
                    ATTACHED HERETO


                              By: /s/ Charlotte A. Sanford
                                  ------------------------------
                                  Charlotte A. Sanford
                                  Treasurer or as Director
                                     for each of the Guarantors

Attest:

------------------------------
Name:
Title:


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                              THE GUARANTORS LISTED ON EXHIBIT B
                    ATTACHED HERETO


                              By: /s/ James R. Bedenbaugh
                                  ------------------------------
                                  James R. Bedenbaugh
                                  Treasurer
                                      for each of the Guarantors

Attest:

------------------------------
Name:
Title:


Attest:

------------------------------
Name:
Title:


                              MARINE MIDLAND BANK, as Trustee


                              By: /s/ Frank J. Godino
                                  ------------------------------
                                  Frank J. Godino
                                  Assistant Corporate Trust Officer

Attest:

------------------------------
Name:
Title:


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